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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Form S-3 Registration Statement of our report dated March 15, 2001 included in KCS Energy, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in such registration statement.




                                                        /s/  ARTHUR ANDERSEN LLP
                                                        ------------------------
                                                        ARTHUR ANDERSEN LLP


Houston, Texas

June 20, 2001